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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 14, 2002
                Date of Report (Date of earliest event reported)


                            GREEN FUSION CORPORATION
             (Exact name of registrant as specified in its charter)



               NEVADA               000-29213           52-2202416
    (State or other jurisdiction    (Commission File    (IRS Employer
     of incorporation)               Number)            Identification No.)




  Suite #208 - 750 Terminal Avenue, Vancouver,      V6A  2M5
         British  Columbia,  Canada
  (Address of principal executive offices)          (Zip Code)



                                 (604) 713-8052
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

===============================================================================

                                                           1

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

          None.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

          None.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

          None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

          None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

          None.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

          None.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statements  of  Business  Acquired.

          None.

     (b)  Pro  forma  Financial  Information.

          None.

     (c)  Exhibits.

          None.
                                                           2


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ITEM  8.     CHANGE  IN  FISCAL  YEAR

The Company announces that the board of directors of the Company have determined to change the fiscal year of the Company from December 31 to April 30, effective immediately. The change of fiscal year constitutes the adoption by the Company of the fiscal year of House of Brussels Holdings Ltd. ("House of Brussels"), the Company's principal operating subsidiary that was acquired in a reverse acquisition transaction on May 6, 2002. House of Brussels is treated as the acquirer for accounting purposes in the transaction effective as of May 1, 2002.

The Company filed audited financial statements for House of Brussels for the years ended April 30, 2002 and 2001 with the Company's Current Report on Form 8-K filed with the United States Securities and Exchange Commission on July 22, 2002. The Company's next Quarterly Report on Form 10-QSB will include financial statements of the Company on a consolidated basis for the three months ended July 31, 2002. The filing deadline for the Quarterly Report on Form 10-QSB is September 14, 2002.


ITEM  9.  REGULATION  FD  DISCLOSURE

          None.

                                                           3

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                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREEN  FUSION  CORPORATION

Date:  August  14,  2002
                                   By:  /s/ L. Evan Baergen
                                   ------------------------
                                   L. Evan Baergen
                                   President,  Secretary,
                                   Treasurer  &  Director